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                                                                   EXHIBIT 10.1E

                                SIXTH AMENDMENT
                                ---------------

          SIXTH AMENDMENT (this "Amendment"), dated as of October 7, 1999, among CAF HOLDINGS, INC. ("Holdings"), COLLINS & AIKMAN FLOORCOVERINGS, INC. (the "Borrower"), the financial institutions party to the Credit Agreement referred to below (each, a "Bank" and, collectively, the "Banks"), and BANKERS TRUST COMPANY, as Agent for the Banks (in such capacity, the "Agent"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement.

                             W I T N E S S E T H:
                             -------------------

          WHEREAS, Holdings, the Borrower, the Banks and the Agent are parties to a Credit Agreement, dated as of February 6, 1997 (as amended, modified or supplemented to the date hereof, the "Credit Agreement");

          WHEREAS, the Borrower has requested a certain amendment to the Credit Agreement as described below; and

          WHEREAS, subject to the terms and conditions of this Amendment, the parties hereto wish to amend the Credit Agreement as herein provided;

          NOW, THEREFORE, it is agreed:

I.   Amendment to Credit Agreement.
     -----------------------------

          1. Section 8.13 of the Credit Agreement is hereby amended by (i) deleting the word "and" appearing at the end of subclause (x) of the proviso appearing in clause (i) of said Section and inserting a comma in lieu thereof and (ii) inserting the following text at the end of clause (i) of said Section:

     "and (z) the Borrower may repurchase Senior Subordinated Notes on the open-market in an aggregate principal amount for all purchases made after the Sixth Amendment Effective Date (as defined in the Sixth Amendment to this Agreement, dated as of October 7, 1999) pursuant to this clause (z) not to exceed $10,000,000, so long as (I) no Default or Event of Default then exists or would result therefrom and (II) the purchase price for such Senior Subordinated Notes does not exceed $1,000 per $1,000 principal amount thereof".

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II.  Miscellaneous Provisions.
     ------------------------

          1. In order to induce the Banks to enter into this Amendment, each of Holdings and the Borrower hereby represents and warrants that:

          (a) no Default or Event of Default exists as of the Sixth Amendment Effective Date (as defined below), both before and after giving effect to this Amendment; and

          (b) all of the representations and warranties contained in the Credit Agreement or the other Credit Documents are true and correct in all material respects on the Sixth Amendment Effective Date both before and after giving effect to this Amendment, with the same effect as though such representations and warranties had been made on and as of the Sixth Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

          2. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

          3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Agent.

          4. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

          5. This Amendment shall become effective on the date (the "Sixth Amendment Effective Date") when Holdings, the Borrower and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Agent at its Notice Office.

          6. From and after the Sixth Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

                            *          *          *

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          IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

                              CAF HOLDINGS, INC.

                              By________________________________________________
                                Title:

                              COLLINS & AIKMAN FLOORCOVERINGS, INC.

                              By________________________________________________
                                Title:

                              BANKERS TRUST COMPANY,
                                Individually and as Agent

                              By________________________________________________
                                Title:

                              FIRST SOURCE FINANCIAL LLP

                              By________________________________________________
                                Title:

                              HELLER FINANCIAL, INC.

                              By________________________________________________
                                Title:

                              LASALLE NATIONAL BANK

                              By________________________________________________
                                Title:

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                              BANKBOSTON, N.A.

                              By________________________________________________
                                Title:

                              FIRST UNION NATIONAL BANK

                              By________________________________________________
                                Title:

                              LTCB TRUST COMPANY

                              By________________________________________________
                                Title:

                              SANWA BUSINESS CREDIT CORPORATION

                              By________________________________________________
                                Title:

                              SENIOR DEBT PORTFOLIO

                              By________________________________________________
                                Title:

                              WACHOVIA BANK, N.A.

                              By________________________________________________
                                Title:

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